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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-23459

Red Cedar Fund Trust

(Exact name of registrant as specified in charter)

c/o Red Cedar Investment Management, LLC, 333 Bridge Street NW Suite 601 Grand Rapids, Michigan	49504
(Address of principal executive offices)	(Zip code)

CT Corporation

1209 Orange Street, Corporation Trust Center, Wilmington, Delaware 19801

(Name and address of agent for service)

Registrant's telephone number, including area code:	(616) 378-6894

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Red Cedar Short Term Bond Fund

Institutional Class (RCSTX)

Annual Report

October 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website (www.redcedarfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-888-626-2575 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-888-626-2575. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with the Fund complex or at your financial intermediary.

RED CEDAR SHORT TERM BOND FUND
LETTER TO SHAREHOLDERS	December 11, 2020

Dear Shareholders,

It was a year ago in November 2019 that we launched the Red Cedar Short Term Bond Fund (the “Fund”). At that moment, we had no idea the tragedy of human suffering that the coming year would bring. Our thoughts go out to those that have suffered physically, emotionally and financially during the COVID-19 pandemic.

The toll that the pandemic has taken on the global economy has been staggering and rapid. The past 12 months have tested Red Cedar Investment Management’s experience and knowledge of the markets and given us a chance to address the risks and opportunities that presented themselves during these volatile times. The pandemic, polarized politics, monetary stimulus, fiscal stimulus and a Presidential election all contributed to a level of volatility and uncertainty which had been largely subdued since the Great Financial Crisis in 2008.

Since the Fund’s inception on November 15, 2019 to October 31, 2020, the Fund has had a total return of 3.61% versus 3.46% for the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index for the same period.

When we first launched the Fund towards the end of 2019, the S&P 500® was largely trending higher and two-year US Treasury securities were yielding around 1.61%. The last official recession in the US was well in the rearview mirror and it appeared that the economy would continue to hum along with GDP trending over 2% as it had over the past several quarters. Following is a brief timeline from Reuters News reflecting events surrounding the COVID-19 pandemic which would change the world and markets dramatically going forward:

Dec. 31, 2019: China alerts the World Health Organization (WHO) of 27 cases of “viral pneumonia” in the central city of Wuhan. Authorities shut down a wet market in Wuhan the next day, after discovering some patients were vendors or dealers.

Jan. 23, 2020: China issues a lockdown for millions of people in Wuhan and Hubei province as the death toll rises to 18.
Jan. 30, 2020: The WHO declares the outbreak a public health emergency of international concern.
Feb. 1, 2020: The United States, Singapore, Russia and Australia ban foreign travelers who were recently in China.
Feb. 25, 2020: The U.S. Centers for Disease Control and Prevention warns Americans to begin preparing for the virus to spread, signaling a change in tone.
Feb. 28, 2020: The S&P 500 suffers its biggest weekly drop since the 2008 financial crisis on fears of a global recession. More than $5 trillion is wiped from global market value.”

(Reuters News: Timeline: How the global coronavirus pandemic unfolded)

Within a few weeks, the global economy would be devastated. As indicated above, equity markets collapsed dropping close to 34% from peak to trough from mid-February 2020 to late March 2020. Corporate bond yields spiked with investment grade corporate bond yields rising approximately 250 basis points relative to US Treasuries over a similar time period, according to Bloomberg data. As all risk assets were punished, the total return of the Fund turned negative for a brief period. The high-quality securities utilized by the Fund (average quality rating of AA as of January 31, 2020) helped buffer performance as high yield securities were impacted more than investment grade securities during the sell-off. The Red Cedar team acted aggressively to protect capital in the Fund when it appeared in late February 2020 that the virus would no longer be contained in China. The team moved to extend maturities in the portfolio, anticipating that the Federal Reserve Bank (Fed) could act to lower interest rates, while shorter maturity corporate and asset backed securities were sold to protect capital and preserve cash to invest at more attractive levels.

On March 3, 2020, the Fed announced its first interest rate cut; it eventually reduced rates to 0% during the month. On March 17, 2020, it announced the first of several credit facilities to support the capital and credit markets, to ensure that credit markets did not lock up during the period of stress. On March 23, 2020, support facilities were expanded and ultimately the majority of the types of assets held in the Fund were supported with programs instituted by the Fed.

Upon the announcement of these Fed supported programs, Red Cedar began selling US Treasuries and using existing cash to purchase securities at historically attractive levels. From late March 2020 to mid-April 2020, corporate bond yields relative to US Treasury yields compressed by approximately 1.60% as fiscal and monetary stimulus demonstrated to the markets that the government and the Fed would do what was necessary to support the macro economy and the capital markets.

The Fund’s net asset value retraced the losses from early in the year and, by the beginning of June 2020, had come full circle. As security prices rallied, Red Cedar traded out of securities which had significant call risk. Opportunistically, corporate bonds were purchased in the primary market as issuers offered discounts in the primary versus secondary markets.

Over the next several months, the markets continued to heal. COVID-19 had not disappeared. but the economy was opening back up and the unemployment rate, which had peaked at 14.7%, was declining to its current rate of 6.7% (Bureau of Labor Statistics).

In the recovery period, we saw the Fund’s performance aided by a rebound in commercial mortgage backed securities as bonds backed by hotel, retail, and office properties lagged in the initial stage of the risk on trades. Consumer cyclical exposure within the corporate market performed well. Specifically, autos, homebuilders, retailers, and hotels outperformed.

While the Presidential elections were fraught with drama and there was considerable finger pointing as to which President would be better for the capital markets, much of that was overshadowed by the COVID-19 pandemic. Red Cedar believed regardless of the election outcome that either party was likely to suspend concerns over the national deficit and embark on additional fiscal stimulus. This will be in addition to the existing global stimulus packages seen in the following graph:

Source: BCA Research (bcaresearch.com), Various news and Government Agencies, Brookings, IMF, and BCA calculations.

Combined with the monetary stimulus we have seen from central bankers this year, we believe the US and the global markets are headed for a reflationary period which could be larger than what we have seen in years. With the approval of at least 1 vaccine by the FDA, and more feeling eminent, we sense the grey cloud of the pandemic may be lifting over the first few months of 2021, which would add fuel to the economic fire.

The Red Cedar team has positioned the portfolio to take advantage of this market environment. We believe asset backed securities and corporate bonds will continue to perform well. However, we do not believe there is significant room for yields to tighten further versus US Treasury securities broadly. We believe security selection will, once again, provide incremental return relative to the benchmark, and risk management will continue to be an important hallmark of our process.

While the year was challenging, we feel the team has provided solid performance relative to the Fund’s stated benchmark and has done so in a way that has provided value to our shareholders.

We at Red Cedar Fund Trust and Red Cedar Investment Management would like to wish everyone a safe and peaceful holiday season and send our best wishes for a Happy New Year.

Regards,

David L. Withrow
President, Red Cedar Fund Trust

Jason Schwartz
Senior Portfolio Manager, Red Cedar Investment Management

RED CEDAR SHORT TERM BOND FUND
PERFORMANCE INFORMATION
October 31, 2020 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Red Cedar Short Term Bond Fund - Institutional Class versus the
Bloomberg Barclays 1-3 Year U.S. Government/Credit Index(a)

Total Returns (For Period Ended October 31, 2020)
Since Inception(c)
Red Cedar Short Term Bond Fund - Institutional Class (b)	3.61%
Bloomberg Barclays 1-3 Year U.S. Government/Credit Index	3.46%

(a)

The Bloomberg Barclays 1-3 Year U.S. Government/Credit Index is an unmanaged index measuring the performance of investment grade government and corporate bonds with maturities of one to three years. The Fund does not invest solely in securities included in the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index and may invest in other types of securities consistent with the prospectus.

(b)	The total return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.
(c)	The Fund commenced operations on November 15, 2019.

RED CEDAR SHORT TERM BOND FUND
PORTFOLIO INFORMATION
October 31, 2020 (Unaudited)

Asset Allocation (% of Net Assets)

Top 10 Holdings
Security Description	% of Net Assets
U.S. Treasury Inflation-Protected Note, 0.625%, due 04/15/23	2.1%
Huntington National Bank, 2.500%, due 08/07/22	1.5%
Bank of Montreal, 2.900%, due 03/26/22	1.5%
Goldman Sachs Group, Inc., 3.000%, due 04/26/22	1.5%
Walt Disney Company (The), 1.650%, due 09/01/22	1.5%
Marriott International, Inc., 3.125%, due 10/15/21	1.5%
Starbucks Corporation, 2.700%, due 07/15/22	1.4%
Daimler Finance North America, LLC, 144A, 3.350%, due 02/22/23	1.3%
FHLMC Multifamily Structured Pass-Through Certificates, Series K-J14, Class A-1, 2.197%, due 11/25/23	1.3%
Mill City Mortgage Trust, 144A, Series 2017-1, Class A-1, 2.750%, due 11/25/58	1.2%

RED CEDAR SHORT TERM BOND FUND SCHEDULE OF INVESTMENTS October 31, 2020
U.S. GOVERNMENT & AGENCIES — 2.4%	Coupon	Maturity	Par Value	Value
U.S. Treasury Obligations — 2.4%
U.S. Treasury Note	0.125%	08/31/22	$325,000	$324,810
U.S. Treasury Inflation-Protected Note	0.625%	04/15/23	2,092,600	2,176,185
Total U.S. Government & Agencies (Cost $2,504,327)				$2,500,995

MUNICIPAL BONDS — 0.6%	Coupon	Maturity	Par Value	Value
Dallas/Fort Worth International Airport, Texas	1.041%	11/01/23	$100,000	$100,608
Denton County, Texas, Taxable General Purpose	0.444%	01/15/23	500,000	500,085
Total Municipal Bonds (Cost $600,000)				$600,693

ASSET BACKED SECURITIES — 21.0%	Coupon	Maturity	Par Value	Value
American Homes 4 Rent Trust, 144A, Series 2015-SFR2, Class A	3.732%	10/18/52	$548,081	$595,025
BMW Floorplan Master Owner Trust, 144A, Series 2018-1, Class A-1	3.150%	05/15/23	1,000,000	1,015,127
CarMax Auto Owner Trust, Series 2018-4, Class A-3	3.360%	09/15/23	854,390	873,646
CNH Equipment Trust, Series 2017-A, Class A-4 (a)	2.480%	02/15/24	1,000,000	1,008,609
Ford Credit Floorplan Master Owner Trust, Series 2018-3, Class A-1	3.520%	10/15/23	981,000	1,009,888
Honda Auto Receivables Trust, Series 2019-4, Class A-4	1.870%	01/20/26	1,000,000	1,034,078
Hyundai Auto Lease Trust, 144A, Series 2020-B, Class A-3	0.510%	09/15/23	1,000,000	1,001,640
Hyundai Auto Receivables Owner Trust, Series 2019-A, Class A-4 (a)	2.710%	05/15/25	500,000	521,153
John Deere Owner Trust, Series 2019-A, Class A-3	2.910%	07/17/23	435,000	443,934
John Deere Owner Trust, Series 2020-B, Class A-3 (a)	0.510%	11/15/24	1,000,000	1,002,448

RED CEDAR SHORT TERM BOND FUND SCHEDULE OF INVESTMENTS (Continued)
ASSET BACKED SECURITIES — 21.0% (Continued)	Coupon	Maturity	Par Value	Value
JPMorgan Mortgage Acquisitions Trust, Series 2007-CH3, Class A-5 (a)	0.408%	03/25/37	$579,642	$569,914
MetLife Securitization Trust, 144A, Series 2017-1, Class A (a)	3.000%	04/25/55	904,503	952,955
Mill City Mortgage Trust, 144A, Series 2017-1, Class A-1 (a)	2.750%	11/25/58	1,232,328	1,251,822
Mill City Mortgage Trust, 144A, Series 2018-1, Class A-1 (a)	3.250%	05/25/62	770,091	798,385
MMAF Equipment Finance LLC, 144A, Series 20-BA, Class A3	0.490%	08/14/25	500,000	498,902
Oasis Securitization Funding LLC, 144A, Series 2020-2, Class NT (a)	4.262%	05/15/32	615,564	616,693
Santander Drive Auto Receivables Trust, Series 2019-2, Class A-3	2.590%	05/15/23	559,853	561,841
Santander Drive Auto Receivables Trust, Series 2020-3, Class A-3	0.520%	07/15/24	500,000	500,918
Synchrony Credit Card Master Trust, Series 2017-2, Class A	2.620%	10/15/25	734,000	763,938
Towd Point Mortgage Trust, 144A, Series 2015-5, Class A1B (a)	2.750%	05/25/55	423,635	427,166
Towd Point Mortgage Trust, 144A, Series 2016-3, Class A-1 (a)	2.250%	04/25/56	722,842	731,334
Towd Point Mortgage Trust, 144A, Series 2017-2, Class A-1 (a)	2.750%	04/25/57	801,663	823,069
Towd Point Mortgage Trust, 144A, Series 2018-3, Class A-1	3.750%	05/25/58	375,299	399,935
Towd Point Mortgage Trust, 144A, Series 2015-2, Class 1A1E3 (a)	2.500%	11/25/60	137,912	139,158
Towd Point Mortgage Trust, 144A, Series 2015-6, Class A-1B (a)	2.750%	11/25/60	699,060	710,726
Towd Point Mortgage Trust, 144A, Series 2015-2, Class 1A1E2 (a)	2.750%	11/25/60	192,021	193,946
Toyota Auto Receivables Ownership Trust, Series 2020-C, Class A-3 (a)	0.440%	10/24/24	1,000,000	1,002,190
USAA Auto Owner Trust, Series 2019-1, Class A-4	2.140%	11/15/24	750,000	769,301
World Financial Network Credit Card Master Trust, Series 2016-A, Class A (a)	2.030%	06/15/21	1,000,000	1,009,088
World Omni Select Auto Trust, Series 2020-A, Class A-3 (a)	0.550%	07/15/25	600,000	600,944
Total Asset Backed Securities (Cost $21,624,374)				$21,827,773

RED CEDAR SHORT TERM BOND FUND SCHEDULE OF INVESTMENTS (Continued)
COLLATERALIZED MORTGAGE OBLIGATIONS — 34.3%	Coupon	Maturity	Par Value	Value
Citigroup Commercial Mortgage Trust, Series 2015-GC31, Class A-AB	3.431%	06/10/48	$305,454	$322,762
Citigroup Commercial Mortgage Trust, Series 2017-C4, Class A-1	2.121%	10/12/50	313,627	316,012
Commercial Mortgage Trust Pass-Through Certificates, Series 2012-CCRE4, Class A-3	2.853%	10/15/45	993,930	1,021,932
Commercial Mortgage Trust Pass-Through Certificates, Series 2013-CCRE7, Class A-4 (a)	3.213%	03/12/46	1,084,203	1,131,033
Commercial Mortgage Trust Pass-Through Certificates, Series 2014-UBS6, Class A-SB	3.387%	12/10/47	835,134	878,951
Commercial Mortgage Trust Pass-Through Certificates, Series 2013-CCRE11, Class A-SB	3.660%	08/12/50	874,911	910,326
FHLMC Multifamily Structured Pass-Through Certificates, IO, Series K-SMC, Class X-1 (a)	0.686%	01/25/23	19,305,845	286,968
FHLMC Multifamily Structured Pass-Through Certificates, Series K-J22, Class A-1	3.454%	05/25/23	97,156	97,730
FHLMC Multifamily Structured Pass-Through Certificates, Series K-J14, Class A-1	2.197%	11/25/23	1,308,597	1,355,963
FHLMC Multifamily Structured Pass-Through Certificates, Series K-J20, Class A-1	3.206%	10/25/24	70,573	72,452
FHLMC Multifamily Structured Pass-Through Certificates, Series K-J30, Class A-1	0.526%	01/25/25	496,364	495,739
FHLMC Multifamily Structured Pass-Through Certificates, Series K-J28, Class A-1 (a)	1.795%	02/25/25	1,061,964	1,094,579
FHLMC Multifamily Structured Pass-Through Certificates, Series K-J21, Class A-1	3.111%	06/25/25	716,250	766,256
FHLMC Multifamily Structured Pass-Through Certificates, Series K-J29, Class A-1 (a)	0.735%	01/25/26	696,361	698,845

RED CEDAR SHORT TERM BOND FUND SCHEDULE OF INVESTMENTS (Continued)
COLLATERALIZED MORTGAGE OBLIGATIONS — 34.3% (Continued)	Coupon	Maturity	Par Value	Value
FHLMC Multifamily Structured Pass-Through Certificates, IO, Series K-056, Class XAM (a)	1.152%	05/25/26	$11,100,000	$679,953
FHLMC Multifamily Structured Pass-Through Certificates, Series 2020-RR02, Class AX (a)	1.826%	10/27/28	4,665,000	571,771
FHLMC REMIC, Series K-723, Class X1 (a)	0.949%	08/25/23	16,252,512	337,095
FHLMC REMIC, Series K-724, Class X1 (a)	0.265%	11/25/23	41,705,606	284,954
FHLMC REMIC, Series K-J17, Class A-1	2.404%	10/25/24	34,946	35,368
FNMA, Pool #470596	2.900%	04/01/22	1,003,526	1,025,651
FNMA, Pool #AM0615	2.465%	10/01/22	1,000,000	1,027,618
FNMA Multifamily REMIC Trust, Series 2017-M3, Class A-1 (a)	2.608%	12/25/26	422,558	434,784
FNMA Multifamily REMIC Trust, Series 2017-M4, Class A-1 (a)	2.715%	12/25/26	979,439	1,026,534
FNMA Multifamily REMIC Trust, Series 2017-M2, Class A-1 (a)	2.895%	02/25/27	311,281	321,246
Foundation Financial Trust, 144A, Series 2017-1, Class A	3.300%	07/15/33	819,434	834,810
FREMF Mortgage Trust, 144A, Series 2012-K17, Class B (a)	4.466%	12/25/44	100,000	103,497
FREMF Mortgage Trust, 144A, Series 2012-K18, Class B (a)	4.455%	01/25/45	890,000	922,188
FREMF Mortgage Trust, 144A, Series 2012-K20, Class C (a)	4.003%	05/25/45	590,000	609,293
FREMF Mortgage Trust, 144A, Series 2013-K25, Class C (a)	3.807%	11/25/45	600,000	621,095
FREMF Mortgage Trust, 144A, Series 2013-K29, Class C (a)	3.656%	05/25/46	500,000	521,125
FREMF Mortgage Trust, 144A, Series 2013-K33, Class B (a)	3.673%	08/25/46	1,095,000	1,163,439
FREMF Mortgage Trust, 144A, Series 2013-K25, Class C (a)	4.073%	12/25/46	1,005,000	1,083,272
FREMF Mortgage Trust, 144A, Series 2014-K41, Class B (a)	3.833%	11/25/47	975,000	1,068,514
FREMF Mortgage Trust, IO, 144A, Series 2016-K59, Class X2-A (a)	0.100%	11/25/49	98,765,271	475,298

RED CEDAR SHORT TERM BOND FUND SCHEDULE OF INVESTMENTS (Continued)
COLLATERALIZED MORTGAGE OBLIGATIONS — 34.3% (Continued)	Coupon	Maturity	Par Value	Value
Goldman Sachs Mortgage Securities Trust, Series 2013-GC10, Class A-AB (a)	2.564%	02/12/46	$632,211	$644,775
Goldman Sachs Mortgage Securities Trust, Series 2014-GC26, Class A-AB	3.365%	11/10/47	742,255	779,064
Government National Mortgage Association, Series 2014-24, Class BA	2.100%	07/16/38	30,690	30,718
Government National Mortgage Association, Series 2014-120, Class A	2.800%	05/16/39	948,989	965,420
HomeBanc Mortgage Corporation, Series 2005-4, Class A-1 (a)	0.688%	10/25/35	532,183	532,571
JPMBB Commercial Mortgage Trust, Series 2014-C22, Class A-SB	3.504%	09/15/47	232,199	242,770
JPMBB Commercial Mortgage Trust, Series 2014-C26, Class A-SB	3.288%	01/15/48	324,069	340,008
JPMorgan Chase CMBS, 144A, Series 2010-C2, Class A-3 (a)	4.070%	11/18/43	722,989	722,285
Morgan Stanley Bank of America Trust, Series 2015-C5, Class A-4	3.176%	08/15/45	630,000	649,712
Morgan Stanley Bank of America Trust, Series 2014-C14, Class A-4	3.787%	02/15/47	321,182	345,360
Morgan Stanley Capital I Trust, Series 2017-HR2, Class A-1	2.330%	12/15/50	733,075	740,139
MRCD Mortgage Trust, 144A, Series 2019-PARK, Class A	2.718%	12/15/36	650,000	674,048
New Residential Mortgage Loan Trust, 144A, Series 2016-3, Class A-1B (a)	3.250%	09/25/56	588,813	625,097
New Residential Mortgage Loan Trust, 144A, Series 2017-3, Class A-1	4.000%	04/25/57	163,910	176,800
New Residential Mortgage Loan Trust, 144A, Series 2017-4, Class A-1	4.000%	05/25/57	523,763	571,269
Popular ABS, Inc., Series 2006-D, Class A-3 (a)	0.408%	11/25/36	553,665	545,633
RAMP Series Trust, Series 2006-EFC2, Class A-4 (a)	0.368%	12/25/36	590,784	583,672
Structured Asset Securities Trust, Series 2005-WF2, Class M1 (a)	0.718%	05/25/35	489,723	486,769

RED CEDAR SHORT TERM BOND FUND SCHEDULE OF INVESTMENTS (Continued)
COLLATERALIZED MORTGAGE OBLIGATIONS — 34.3% (Continued)	Coupon	Maturity	Par Value	Value
UBS Barclays Commercial Mortgage Trust, Series 2012-C3, Class A-4	3.091%	08/10/49	$1,190,691	$1,230,806
UBS Commercial Mortgage Trust, Series 2017-C7, Class A-1	2.379%	12/15/50	565,286	570,294
Wells Fargo Commercial Mortgage Trust, Series 2013-C12, Class A-4	3.198%	03/17/48	908,000	949,218
Wells Fargo Commercial Mortgage Trust, Series 2015-LC20, Class A-SB	2.978%	04/15/50	730,599	762,918
Total Collateralized Mortgage Obligations (Cost $35,391,027)				$35,766,399

CORPORATE BONDS — 40.3%	Coupon	Maturity	Par Value	Value
Communications — 1.5%
Walt Disney Company (The)	1.650%	09/01/22	$1,500,000	$1,536,797

Consumer Discretionary — 8.8%
Daimler Finance North America, LLC, 144A	3.350%	02/22/23	1,300,000	1,371,189
General Motors Financial Company, Inc.	3.550%	07/08/22	1,000,000	1,038,620
Honda Finance Corporation	0.875%	07/07/23	1,000,000	1,008,256
Hyundai Capital America, 144A	2.375%	02/10/23	1,000,000	1,028,162
Marriott International, Inc.	3.125%	10/15/21	1,500,000	1,520,720
Starbucks Corporation	2.700%	06/15/22	1,385,000	1,434,148
Toyota Motor Corporation	2.157%	07/02/22	635,000	653,993
Toyota Motor Corporation	3.419%	07/20/23	500,000	541,549
Toyota Motor Credit Corporation, Series B	2.900%	03/30/23	500,000	530,174
				9,126,811
Consumer Staples — 1.2%
Alimentation Couche-Tard, Inc., 144A	2.700%	07/26/22	1,000,000	1,032,329
Mondelez International, Inc.	0.625%	07/01/22	250,000	250,899
				1,283,228

RED CEDAR SHORT TERM BOND FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 40.3% (Continued)	Coupon	Maturity	Par Value	Value
Financials — 17.4%
Ally Financial, Inc.	1.450%	10/02/23	$500,000	$504,253
Australia & New Zealand Banking Group	2.050%	11/21/22	1,000,000	1,033,565
Bank of America Corporation, Series GMTN	3.300%	01/11/23	1,000,000	1,060,173
Bank of Montreal	2.900%	03/26/22	1,500,000	1,553,728
Discover Bank	3.200%	08/09/21	1,000,000	1,019,652
Goldman Sachs Group, Inc.	3.000%	04/26/22	1,525,000	1,543,788
Huntington National Bank	2.500%	08/07/22	1,500,000	1,554,295
International Exchange, Inc.	0.700%	06/15/23	500,000	503,380
Key Bank N.A.	3.375%	03/07/23	1,000,000	1,068,255
Morgan Stanley	2.750%	05/19/22	500,000	517,803
Morgan Stanley	3.750%	02/25/23	1,000,000	1,073,434
PNC Bank N.A.	2.550%	12/09/21	500,000	511,580
Royal Bank of Canada, Series H	1.600%	04/17/23	1,000,000	1,028,370
Skandinaviska Enskilda Banken AB, 144A	0.550%	09/01/23	1,000,000	999,280
Toronto Dominion Bank	0.750%	06/12/23	1,000,000	1,006,751
Truist Bank	1.250%	03/09/23	1,000,000	1,018,595
UBS Group AG, 144A	3.000%	04/15/21	1,000,000	1,012,049
Westpac Banking Corporation	3.650%	05/15/23	1,000,000	1,080,652
				18,089,603
Health Care — 2.0%
AbbVie, Inc., 144A	2.800%	03/15/23	1,000,000	1,043,924
CVS Health Corporation	3.700%	03/09/23	1,000,000	1,070,443
				2,114,367
Industrials — 4.7%
Caterpillar, Inc., Series J	0.450%	09/14/23	500,000	499,831
John Deere Capital Corporation, Series G	1.200%	04/06/23	250,000	254,688
John Deere Capital Corporation	0.400%	10/10/23	500,000	500,374
PACCAR Financial Corporation	0.800%	06/08/23	1,000,000	1,008,143
PACCAR Financial Corporation	0.350%	08/11/23	500,000	499,520
Roper Technologies, Inc.	3.650%	09/15/23	1,000,000	1,082,864
Toll Brothers Finance Corporation	5.875%	02/15/22	1,000,000	1,040,000
				4,885,420

RED CEDAR SHORT TERM BOND FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 40.3% (Continued)	Coupon	Maturity	Par Value	Value
Materials — 0.5%
Nutrien Ltd.	1.900%	05/13/23	$500,000	$515,868

Real Estate — 0.7%
American Tower Corporation	2.250%	01/15/22	750,000	766,247

Technology — 1.1%
NXP Funding LLC, 144A	4.625%	06/01/23	1,000,000	1,096,421

Utilities — 2.4%
PPL Electric Utilities Corporation	2.500%	09/01/22	1,000,000	1,029,017
WEC Energy Group, Inc.	0.550%	09/15/23	1,000,000	1,002,939
Xcel Energy, Inc.	0.500%	10/15/23	500,000	500,244
				2,532,200
Total Corporate Bonds (Cost $41,370,374)				$41,946,962

MONEY MARKET FUNDS — 0.2%	Shares	Value
Fidelity Institutional Money Market Government Portfolio – Class I, 0.01% (b) (Cost $193,888)	193,888	$193,888

Total Investments at Value — 98.8% (Cost $101,683,990)		$102,836,710

Other Assets in Excess of Liabilities — 1.2%		1,226,108

Net Assets — 100.0%		$104,062,818

144A -

Security was purchased in a transaction exempt from registration in compliance with Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $27,911,267 as of October 31, 2020, representing 26.8% of net assets.

GMTN -	Global Medium-Term Note.
IO -	Interest only strip. Par value shown is the notional value, not a true par value.

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of October 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(b)	The rate shown is the 7-day effective yield as of October 31, 2020.
See accompanying notes to financial statements.

RED CEDAR SHORT TERM BOND FUND STATEMENT OF ASSETS AND LIABILITIES October 31, 2020
ASSETS
Investments in securities:
At cost	$101,683,990
At value (Note 2)	$102,836,710
Receivable for investment securities sold	875,293
Dividends and interest receivable	385,355
Receivable from Adviser (Note 4)	16,061
Other assets	19,146
Total assets	104,132,565

LIABILITIES
Payable to administrator (Note 4)	12,979
Accrued Trustees’ fees (Note 4)	7,800
Accrued compliance fees (Note 4)	2,500
Other accrued expenses	46,468
Total liabilities	69,747

NET ASSETS	$104,062,818

NET ASSETS CONSIST OF:
Paid-in capital	$102,052,369
Distributable earnings	2,010,449
NET ASSETS	$104,062,818

PRICING OF INSTITUTIONAL CLASS (Note 1)
Net assets applicable to Institutional Class	$104,062,818
Shares of Institutional Class outstanding (unlimited number of shares authorized, no par value)	10,209,817
Net asset value, offering price and redemption price per share (Note 2)	$10.19

See accompanying notes to financial statements.

RED CEDAR SHORT TERM BOND FUND STATEMENT OF OPERATIONS For the Period Ended October 31, 2020 (a)
INVESTMENT INCOME
Interest	$2,001,598
Dividends	43,902
Total investment income	2,045,500

EXPENSES
Investment advisory fees (Note 4)	294,185
Administration fees (Note 4)	97,688
Legal fees	87,973
Trustees’ fees (Note 4)	43,050
Registration and filing fees	37,954
Fund accounting fees (Note 4)	32,891
Compliance fees (Note 4)	27,500
Pricing fees	18,395
Audit and tax services fees	15,000
Transfer agent fees (Note 4)	11,500
Custody and bank service fees	11,233
Insurance expense	7,723
Other expenses	14,190
Total expenses	699,282
Less fee reductions by the Adviser (Note 4)	(257,436)
Net expenses	441,846

NET INVESTMENT INCOME	1,603,654

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from investment transactions	1,004,850
Net change in unrealized appreciation (depreciation) on investments	1,152,720
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	2,157,570

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,761,224

(a)	Represents the period from the commencement of operations (November 15, 2019) through October 31, 2020.

See accompanying notes to financial statements.

RED CEDAR SHORT TERM BOND FUND STATEMENT OF CHANGES IN NET ASSETS
Period Ended October 31, 2020 (a)
FROM OPERATIONS
Net investment income	$1,603,654
Net realized gains from investment transactions	1,004,850
Net change in unrealized appreciation (depreciation) on investments	1,152,720
Net increase in net assets from operations	3,761,224

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Institutional Class	(1,750,775)

FROM CAPITAL SHARE TRANSACTIONS
Institutional Class
Proceeds from shares sold	116,968,990
Reinvestments of distributions to shareholders	1,750,775
Payments for shares redeemed	(16,767,396)
Net increase in net assets from capital share transactions	101,952,369

TOTAL INCREASE IN NET ASSETS	103,962,818

NET ASSETS
Beginning of period	100,000
End of period	$104,062,818

CAPITAL SHARE ACTIVITY
Institutional Class
Shares sold	11,670,680
Shares issued in reinvestment of distributions to shareholders	173,316
Shares redeemed	(1,644,179)
Net increase in shares outstanding	10,199,817
Shares outstanding at beginning of period	10,000
Shares outstanding at end of period	10,209,817

(a)	Represents the period from the commencement of operations (November 15, 2019) through October 31, 2020.

See accompanying notes to financial statements.

RED CEDAR SHORT TERM BOND FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout the Period
	Period Ended October 31, 2020 (a)
Net asset value at beginning of period	$10.00

Income from investment operations:
Net investment income	0.15
Net realized and unrealized gains on investments	0.21
Total from investment operations	0.36

Less distributions from:
Net investment income	(0.17)

Net asset value at end of period	$10.19

Total return (b)	3.61	%(c)

Net assets at end of period (000’s)	$104,063

Ratios/supplementary data:
Ratio of total expenses to average net assets	0.71	%(d)

Ratio of net expenses to average net assets (e)	0.45	%(d)

Ratio of net investment income to average net assets (e)	1.64	%(d)

Portfolio turnover rate	127	%(c)

(a)	Represents the period from the commencement of operations (November 15, 2019) through October 31, 2020.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total return would be lower if the Adviser had not reduced advisory fees.

(c)	Not annualized.
(d)	Annualized.
(e)	Ratio was determined after advisory fee reductions (Note 4).

See accompanying notes to financial statements.

RED CEDAR SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 2020

1. Organization

Red Cedar Short Term Bond Fund (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”) and is a no-load diversified series of Red Cedar Fund Trust (the “Trust”), an open-end management investment company organized as a Delaware statutory trust on May 2, 2019. On November 1, 2019, 10,000 shares of the Fund were issued for cash, at $10.00 per share, to The 4100 Group, Inc., an affiliate of Red Cedar Investment Management, LLC (the “Adviser”), the investment adviser to the Fund. The Fund commenced operations on November 15, 2019.

The investment objective of the Fund is to seek preservation of capital and maximize current income.

2. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – For purposes of computing the Fund’s net asset value (“NAV”), the Fund’s portfolio holdings are valued at fair price as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally, 4:00 p.m. Eastern Time) on each business day the NYSE is open. Securities listed on the NYSE or other exchanges are valued based on their last sale prices on the exchanges on which they are primarily traded. If there are no sales on that day, the securities are valued at the mean of the closing bid and ask prices on the NYSE or other primary exchange for that day. National Association of Securities Dealers Automated Quotations (“NASDAQ”) listed securities are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the mean of the most recently quoted bid and ask prices as reported by NASDAQ. Securities traded in the over-the-counter market are valued at the last sale price, if available, otherwise at the mean of the most recently quoted bid and ask prices. Fixed-income securities are normally valued based on prices obtained from independent third-party pricing services approved by the Trust’s Board of Trustees (the “Board”), which are generally determined with consideration given to institutional bid and last sale prices and take into account security prices, yield, maturity, call features, ratings, institutional-sized trading in similar groups of securities and developments related to specific securities. Foreign securities are normally valued on the basis of fair valuation prices obtained from independent third-party pricing services approved by the Board, which are generally determined with consideration given to any change in price of the foreign security and any other developments related to the foreign security since the last sale price on the exchange on which such foreign security primarily traded and

RED CEDAR SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

the close of regular trading on the NYSE. One or more independent third-party pricing services approved by the Board may be utilized to determine the fair value of securities held by the Fund. The methods used by independent pricing services and the quality of valuations so established is reviewed by the Adviser and the Fund’s administrator under the supervision of the Board. To the extent the assets of the Fund are invested in other open-end investment companies that are registered under the 1940 Act and not traded on an exchange, the Fund’s NAV is calculated based upon the NAVs reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. If the Adviser determines that a price provided by a pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued as determined in good faith by the Adviser, pursuant to policies adopted by and subject to review of the Board.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

Fixed income securities held by the Fund are classified as Level 2 since values are typically provided by an independent pricing service that utilizes various “other significant observable inputs,” including benchmark yields, reported trades, broker dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data and industry and market events. The inputs or methodology used are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is based on the lowest level input that is significant to the fair value measurement.

RED CEDAR SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of the Fund’s investments based on the inputs used to measure the investments as of October 31, 2020 by asset type:

	Level 1	Level 2	Level 3	Total
U.S. Government & Agencies	$—	$2,500,995	$—	$2,500,995
Municipal Bonds	—	600,693	—	600,693
Asset Backed Securities	—	21,827,773	—	21,827,773
Collateralized Mortgage Obligations	—	35,766,399	—	35,766,399
Corporate Bonds	—	41,946,962	—	41,946,962
Money Market Funds	193,888	—	—	193,888
Total	$193,888	$102,642,822	$—	$102,836,710

The Fund did not have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of October 31, 2020.

Share valuation – The NAV per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the NAV per share.

Investment income – Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are accreted or amortized using the effective interest method and recognized within interest income.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Distributions to shareholders – Income dividends are normally declared and paid by the Fund monthly and net capital gain distributions, if any, are normally declared and paid annually by the Fund in December. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of the Fund’s distributions during the period ended October 31, 2020 was ordinary income.

On November 27, 2020, the Fund paid an ordinary income dividend of $0.0114 per share to shareholders of record on November 25, 2020.

RED CEDAR SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the 12 months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of October 31, 2020:

Tax cost of portfolio investments	$101,683,990
Gross unrealized appreciation	$1,203,524
Gross unrealized depreciation	(50,804)
Net unrealized appreciation on investments	1,152,720
Undistributed ordinary income	857,729
Distributable earnings	$2,010,449

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for the current tax year and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Fund identifies its major tax jurisdiction as U.S. Federal.

The Fund recognizes interest and penalties, if any, related to unrecognized tax expenses as income tax expense on the Statement of Operations. During the period ended October 31, 2020, the Fund did not incur any interest or penalties.

3. Investment Transactions

During the period ended October 31, 2020, cost of purchases of investment securities and proceeds from sales of investment securities, other than short-term investments, were $223,625,347 and $122,415,240, respectively.

RED CEDAR SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Transactions with Related Parties

ADVISORY AGREEMENT

From inception (November 15, 2019) until October 1, 2020, the Adviser managed the Fund’s investments, subject to oversight by the Board, under the terms of an Advisory Agreement dated November 1, 2019. Under such Advisory Agreement, the Fund paid the Adviser a fee, calculated daily and paid monthly, at an annual rate of 0.30% of the average daily net assets of the Fund. Effective October 1, 2020, Bridge & Vine LLC, an entity wholly-owned by executives of the Adviser, acquired 51% of the outstanding common membership interests (the “Common Units”) of the Adviser (the “Transaction”). The 4100 Group, Inc., an affiliate of the Adviser, retained ownership of 49% of the outstanding Common Units of the Adviser. In anticipation of the Transaction, on June 22, 2020, the Board approved a new investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “New Advisory Agreement”), subject to approval by the Fund’s shareholders. The shareholders of the Fund approved the New Advisory Agreement on August 14, 2020 and it became effective October 1, 2020. The terms of the New Advisory Agreement are substantially similar to those of the original Advisory Agreement, and the fees payable under the New Advisory Agreement are the same as those under the original Advisory Agreement. The initial term of the New Advisory Agreement will expire on October 1, 2022.

The Adviser contractually agreed under an Expense Limitation Agreement dated November 1, 2019 (the “ELA”) to reduce the management fee and reimburse other expenses until November 1, 2021, to the extent necessary to limit total annual fund operating expenses (exclusive of brokerage costs; taxes; interest; borrowing costs; costs to organize the Fund; acquired fund fees and expenses, if any; extraordinary expenses such as litigation and merger and reorganization costs, and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 0.45% of the Fund’s average daily net assets. The ELA, by its terms, expired upon the termination of the original Advisory Agreement. In anticipation of the Transaction, on June 22, 2020, the Board approved a new expense limitation agreement (the “New ELA”) between the Adviser and the Trust, on behalf of the Fund. The New ELA became effective on October 1, 2020 and its terms are materially the same as the terms of the ELA, except that the initial term of the New ELA will expire on October 1, 2022. Accordingly, during the period ended October 31, 2020, the Adviser reduced its investment advisory fees by $257,436.

Management fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of up to three years from the date such fees were waived or payments made, provided that the repayments do not cause the total annual fund operating expenses (exclusive of such reductions and reimbursements) to exceed the lesser of (i) the expense limitation in effect at the time such fees were waived or payments made, and (ii) the expense limitation in effect at the time of repayment. Prior to November 1, 2022, this agreement may not be modified or terminated without the approval of the Board. This agreement will terminate automatically if the Advisory

RED CEDAR SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Agreement is terminated. As of October 31, 2020, the Adviser may seek repayment of management fee reductions and expense reimbursements in the amount of $257,436 no later than October 31, 2023.

Certain officers of the Trust are also officers of the Adviser.

OTHER SERVICE PROVIDERS

Master Services Agreement

Under the terms of a Master Services Agreement, Ultimus Fund Solutions, LLC’s (“Ultimus”) services include (i) providing office space, equipment and officers and clerical personnel to the Fund, (ii) obtaining valuations, calculating NAV’s and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory reporting services, (v) processing shareholder account transactions and disbursing dividends and other distributions, and (vi) administering custodial and other third party service provider contracts on behalf of the Fund. For these services, Ultimus receives fees in accordance with its agreement with the Fund.

Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of the Fund’s shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Compliance Agreement

Under the terms of a Compliance Agreement, Key Bridge Compliance LLC (“Key Bridge”) provides ongoing regulatory compliance consulting, monitoring and reporting services for the Fund. In addition, a principal of Key Bridge serves as the Fund’s Chief Compliance Officer. Key Bridge receives fees in accordance with its agreement with the Fund.

TRUSTEE COMPENSATION

Each Independent Trustee receives for his or her services to the Trust, a $15,000 annual retainer. The Chairperson of the Fund’s Audit Committee receives an additional $2,000 annual retainer. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance. The Trust’s officers are not compensated by the Trust.

PRINCIPAL HOLDER OF FUND SHARES

As of October 31, 2020, the following shareholder owned of record 25% or more of the outstanding shares of the Fund:

Name of Record Owners	% Ownership
National Financial Services LLC (for the benefit of its customers)	100%

RED CEDAR SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

A beneficial owner of 25% or more of the Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6. Risks Associated with Mortgage-Related and Other Asset Backed Securities

Investments in mortgage-related and other asset backed securities are subject to the risk of significant credit downgrades, illiquidity, and defaults to a greater extent than many other types of fixed income investments. The liquidity of mortgage-related and asset backed securities may change over time. During periods of falling interest rates, mortgage-related and asset backed securities may be called or prepaid, which may result in the Fund having to reinvest the proceeds in other investments at lower interest rates. During periods of rising interest rates, the average life of mortgage-related and asset backed securities may extend, which may lock in a below market interest rate, increase the security’s duration and interest rate sensitivity, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, and the underlying assets or collateral may be insufficient if the issuer defaults. As of October 31, 2020, the Fund had 34.3% and 21.0% of the value of its net assets invested in mortgage-backed securities and asset back securities, respectively.

7. Risks Associated with Rule 144A Securities

Rule 144A securities are securities that are exempt from registration under the Securities Act of 1933, as amended, and the rules thereunder, and may have legal restrictions on resale. Under Rule 144A, these privately placed securities may be resold to qualified institutional buyers (“QIBs”), subject to certain conditions. An insufficient number of QIBs interested in purchasing Rule 144A securities at a particular time could adversely affect the marketability of the securities and the Fund might be unable to dispose of 144A securities promptly or at a reasonable price. As of October 31, 2020, the Fund had 26.8% of the value of its net assets invested in Rule 144A securities.

RED CEDAR SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

8. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events other than the ordinary income dividend paid on November 27, 2020, as discussed in Note 2.

RED CEDAR SHORT TERM BOND FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders of Red Cedar Short Term Bond Fund
and Board of Trustees of Red Cedar Fund Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Red Cedar Fund Trust comprising Red Cedar Short Term Bond Fund (the “Fund”) as of October 31, 2020, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period November 15, 2019 (commencement of operations) through October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations, changes in its net assets, and the financial highlights for the period indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers or by other appropriate alternative auditing procedures where replies from brokers or counterparties were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2019.

COHEN & COMPANY, LTD.
Cleveland, Ohio
December 29, 2020

RED CEDAR SHORT TERM BOND FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (May 1, 2020) and held until the end of the period (October 31, 2020).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

RED CEDAR SHORT TERM BOND FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

Institutional Class	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,020.90	$2.29
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,022.87	$2.29

*

Expenses are equal to the Fund’s annualized expense ratio of 0.45% for the one-half year period, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-626-2575, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-888-626-2575, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These filings are available upon request by calling 1-888-626-2575. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov.

RED CEDAR SHORT TERM BOND FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

The Board of Trustees has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Name, Address*, and Year of Birth	Position(s) held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Kristen A. Gruber YOB: 1969	Trustee	Indefinite; Since October 2019	President, Dealers Assurance Company (January 2014 to present); Executive Vice President, Southwest Reinsure, Inc. (November 2018 to present); Director, Dealers Assurance Company (January 2014 to January 2018); Director, Producers Associates Reinsurance Company, Ltd., (October 2015 to present); President, Dealers Alliance Corporation (January 2014 to present); President, DAC Insurance Agency, Inc. (January 2014 to present); President, DAC Solutions, Inc. (January 2014 to present).	1	None
Richard B. Kelly YOB: 1955	Audit Committee Chairman and Trustee	Indefinite; Since October 2019	Retired Chief Financial Officer, Archdiocese of Cincinnati (August 2008 to October 2019); Adjunct Professor, Xavier University (August 2001 to May 2019).	1	None
Michael P. Lunt YOB: 1968	Trustee	Indefinite; Since October 2019	Managing Director, Ottawa Avenue Private Capital LLC (June 2006 to present).	1	None

RED CEDAR SHORT TERM BOND FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee
David Withrow YOB: 1966	Chairman and Trustee	Indefinite; Trustee since July 2019; Chairman and President since October 2019	Managing Partner and Director of Portfolio Management, Red Cedar Investment Management, LLC (December 2018 to present); President, ClearArc Capital (January 2018 to October 2018); Deputy Chief Investment Officer, ClearArc Capital (January 2016 to January 2018); Director of Taxable Fixed Income, ClearArc Capital (April 2003 to January 2016).	1	None

*	The address for each Trustee is Red Cedar Fund Trust, 333 Bridge Street NW, Suite 601, Grand Rapids, MI 49504

RED CEDAR SHORT TERM BOND FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name, Address,* and Year of Birth	Position(s) held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Theresa Bridge Ultimus Fund Solutions, LLC 225 Pictoria Drive Suite 450 Cincinnati, Ohio 45246 YOB: 1969	Treasurer	Indefinite; Since October 2019	Senior Vice President, Financial Administration, Ultimus Fund Solutions, LLC (2000 to present).
Matthew Swendiman Red Cedar Fund Trust 333 Bridge Street NW Suite 601 Grand Rapids, MI 49504 YOB: 1973	Chief Compliance Officer	Indefinite; Since October 2019

Chief Executive Officer, Key Bridge Compliance, LLC (August 2019 to present); Co-founder and Chairman, F/m Acceleration, LLC (June 2019 to present); President and CEO, JCM Financial Services Consulting, LLC (November 2018 to present); Chief Executive Officer, Graydon Compliance Solutions, LLC (March 2014 to November 2018); Of Counsel, Graydon Head & Ritchey LLP (September 2012 to November 2018); Adjunct Professor of Business Law, Xavier University (2008 to 2015).

Stephen Preston Ultimus Fund Solutions, LLC 225 Pictoria Drive Suite 450 Cincinnati, Ohio 45246 YOB: 1966	AML Compliance Officer	Indefinite; Since October 2019	Vice President, Chief Compliance Officer, Ultimus Fund Distributors, LLC (June 2011 to present); Chief Compliance Officer, Ultimus Fund Solutions, LLC (June 2011 to August 2019).
Jesse Hallee Ultimus Fund Solutions, LLC 225 Pictoria Drive Suite 450 Cincinnati, Ohio 45246 YOB: 1976	Secretary	Indefinite; Since October 2019	Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC (June 2019 to present); Vice President and Managing Counsel, State Street Bank and Trust Company (March 2013 to June 2019).

Additional information about the Trustees and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-888-626-2575.

RED CEDAR SHORT TERM BOND FUND
DISCLOSURE REGARDING APPROVAL OF ADVISORY AGREEMENT (Unaudited)

At a meeting held on June 22, 2020 (the “June 2020 Board Meeting”), the Board of Trustees, including the Independent Trustees, considered the approval of a new investment advisory agreement (the “New Advisory Agreement”) between the Red Cedar Fund Trust (the “Trust”), on behalf of the Red Cedar Short Term Bond Fund (the “Fund”), and Red Cedar Investment Management, LLC (“Red Cedar”). Consideration of the New Advisory Agreement was required as a result of the anticipated closing of a transaction (the “Transaction”) whereby Bridge & Vine LLC (“B&V”), an entity wholly-owned by executives of Red Cedar, would acquire 51% of the outstanding common membership interests (the “Common Units”) of Red Cedar, resulting in a change in control of Red Cedar. As part of the Transaction, The 4100 Group, Inc. (the “4100 Group”) would retain ownership of 49% of the outstanding Common Units of Red Cedar.

At the June 2020 Board Meeting, Red Cedar discussed the terms of the Transaction with the Board. In addition, prior to the June 2020 Board Meeting, the Board requested and received such other information from Red Cedar regarding Red Cedar, B&V and the Fund as the Trustees believed was reasonably necessary to understand the Transaction, the potential effects of the Transaction on the Trust, and the terms of and fees payable under the proposed New Advisory Agreement. The Board discussed these matters with Red Cedar, including, without limitation, the potential benefits from the Transaction for the Fund, including benefits from Red Cedar’s resources, relationships, and experience. The Board also discussed with Red Cedar the plans for the operation of the Fund after the Transaction. As part of the discussion, Red Cedar noted that it did not expect any interruption of the Fund’s daily business operations as a result of the Transaction and that the existing Red Cedar management team would continue to provide services to the Fund under the New Advisory Agreement. Red Cedar further noted that no changes were expected in the portfolio management team or the investment approach as a result of the Transaction and that the Fund will continue to be managed using the investment objective and strategies previously employed by Red Cedar.

In determining whether to approve the New Advisory Agreement, the Board recalled its review of the materials presented at the Board meeting held on October 9, 2019 (the “October 2019 Board Meeting”), materials received by the Board related to the Fund and Red Cedar throughout the last several months, and the Board’s various discussions with management of the Trust and Red Cedar about the operations and performance of the Fund during that period. The Board also considered that (i) Red Cedar represented that the Transaction should not materially affect the Fund’s operation or the level or quality of advisory services provided to the Fund; (ii) Red Cedar represented that the same portfolio management team who currently manages the Fund is expected to continue to do so upon the closing of the Transaction; and (iii) Red Cedar agreed to pay for the Fund’s costs and expenses incurred in connection with the Transaction including, without limitation, the costs and expenses of preparing a Proxy Statement sent to the Fund’s shareholders of record. The Trustees further considered numerous factors, including, among other

RED CEDAR SHORT TERM BOND FUND
DISCLOSURE REGARDING APPROVAL OF ADVISORY AGREEMENT (Unaudited) (Continued)

things: (1) the nature, extent and quality of the services to be provided by Red Cedar; (2) the proposed compensation to be paid under the New Advisory Agreement and the Fund’s performance since the Fund’s inception; (3) the estimated costs of the services to be provided by Red Cedar and Red Cedar’s profitability expectations with respect to its relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether the New Advisory Agreement will enable investors in the Fund to share in any such economies of scale; and (5) other benefits that Red Cedar anticipates it may receive from its relationship with the Fund.

The Board also considered, among other matters, the timing of the Transaction in light of the Fund’s limited operating history, the anticipated tax consequences of the Transaction and Red Cedar’s financial condition after the closing of the Transaction.

In the course of consideration of the approval of the New Advisory Agreement, the Independent Trustees were advised by independent legal counsel and received materials from such counsel discussing the legal standards applicable to their consideration of the New Advisory Agreement.

Nature, Extent and Quality of Services

At the June 2020 meeting, the Trustees considered the qualifications, background and responsibilities of the members of Red Cedar’s portfolio management team who oversee the day-to-day investment management and operations of the Fund, and had an opportunity to discuss with members of the portfolio management team their processes and experience. The Trustees considered Red Cedar’s process for identifying investment opportunities and noted that all investment decisions are made at the portfolio management team level. The Board considered the representations by Red Cedar that no changes are expected in the portfolio management team or investment approach as a result of the Transaction. The Trustees discussed Red Cedar’s support resources available for investment research, compliance and operations, and considered the resources committed by Red Cedar to manage, structure and develop the Fund. The Board also discussed the financial condition of Red Cedar, B&V, the 4100 Group and other control affiliates and the impact of the Transaction on the financial condition of Red Cedar and its control affiliates. The Board noted that the 4100 Group would continue to have a significant financial interest in Red Cedar and Red Cedar would continue to benefit from its relationship with all of those entities.

Expenses and Performance

The Trustees also considered information regarding the Fund’s expense ratio and its various components, including the proposed advisory fee rate and related expense limitations for the Fund. They compared the Fund’s fees and expenses to expense information for the Fund’s peer group, presented by Red Cedar based on data generated by Bloomberg, LP. The Trustees reviewed the overall expense ratio for the Fund as compared to the Fund’s peer group, noting that the overall expense ratio for the Fund was near the

RED CEDAR SHORT TERM BOND FUND
DISCLOSURE REGARDING APPROVAL OF ADVISORY AGREEMENT (Unaudited) (Continued)

median expense ratio for the funds in the peer group. The Trustees also considered the new advisory fee rate proposed to be paid by the Fund as compared to the peer group, noting that the Fund’s advisory fee rate was in line with the advisory fee rate of the funds in the peer group, and was the same as the fee payable under the original Advisory Agreement between Red Cedar and the Trust, on behalf of the Fund (the “Original Advisory Agreement”). It was noted that, pursuant to a new Expense Limitation Agreement between Red Cedar and the Trust, on behalf of the Fund (the “New ELA”), Red Cedar intended to waive its advisory fee and reimburse other expenses until October 1, 2022, to the extent necessary to limit the Fund’s total annual operating expenses (excluding brokerage costs, taxes, interest, borrowing costs, costs to organize the Fund, acquired fund fees and expenses, (if any), and extraordinary expenses) to an amount not exceeding 0.45% of the Fund’s average daily net assets. The Trustees also considered that Red Cedar would not be seeking repayment from the Fund for any previously reduced management fees or previously paid expenses under the original Expense Limitation Agreement between Red Cedar and the Trust, on behalf of the Fund (the “Original ELA”).

The Board compared the performance of the Fund with the performance of its benchmark index and the Fund’s peer group based on data presented by Red Cedar and generated by Bloomberg, LP. The Board discussed with Red Cedar the differences between the components of the index and the Fund’s portfolio. The Board noted that, relative to the Fund’s peer group, the Fund’s performance was below the peer group’s average and median for the quarter to-date period and above the peer group’s average and median for the year-to-date period. Following discussion of the investment performance of the Fund, Red Cedar’s experience in managing a mutual fund, the impact of macro-economic and other factors, the Board concluded that the investment performance of the Fund has been satisfactory.

Profitability

In analyzing the cost of services and potential profitability of Red Cedar from its relationship with the Fund under the New Advisory Agreement, the Board considered that the Fund would pay the same advisory fee rate under the New Advisory Agreement as it currently pays under the Original Advisory Agreement between Red Cedar and the Trust, on behalf of the Fund. Further, the Board noted that the New ELA is materially the same as the Original ELA. The Board considered the asset level of the Fund and the overall expenses of the Fund, including the advisory fee. The Board considered Red Cedar’s fee reductions and expense reimbursements for the Fund since inception of the Fund. The Board further took into account Red Cedar’s commitment to continue with the New ELA for the Fund until at least October 1, 2022.

RED CEDAR SHORT TERM BOND FUND
DISCLOSURE REGARDING APPROVAL OF ADVISORY AGREEMENT (Unaudited) (Continued)

Economies of Scale

The Trustees discussed economies of scale, noting that the Fund has not had an opportunity to recognize any economies of scale at this stage. The Trustees were mindful of Red Cedar’s projected asset levels for the Fund and observed that, as the Fund grows in assets, overall expense ratios should decrease and this factor will become more relevant to their consideration process.

Fallout Benefits

The Trustees discussed any collateral benefits that may accrue to Red Cedar because of its relationship with the Fund (known as “fallout benefits”), noting that Red Cedar did not anticipate any fallout benefits at this stage.

Conclusion

The Board did not identify any single factor as being of paramount importance to its analysis, and different Trustees may have given different weight to different factors in their review of the New Advisory Agreement. After full consideration of the above factors as well as other factors, including the likely effects of the Transaction on the Fund and its shareholders, the Board, including all of the Independent Trustees, determined, in the exercise of its reasonable business judgment, that it was in the best interests of the Fund and its shareholders to approve the New Advisory Agreement and that the related fees were reasonable in light of the factors considered by the Board.

RED CEDAR SHORT TERM BOND FUND
LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)

The Fund has adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; the Fund’s short-term and long-term cash flow projections; and the Fund’s cash and cash equivalent holdings and access to borrowing arrangements and other funding sources. The Board of Trustees has appointed Red Cedar Investment Management, LLC (the “Adviser”), the Fund’s investment adviser, as the party responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness. The Adviser presented its annual report on the Program’s operation and effectiveness (the “Report”) at the meeting of the Board held on September 21, 2020. The Report covered the period from November 15, 2019 through July 31, 2020 (the “Review Period”).

As set forth in the Report, the Program addresses the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

●

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions: During the Review Period, the Fund did not experience unusual stress or disruption to its operations related to purchase and redemption activity. The portfolio consists primarily of short maturity and average life bonds a majority of which are classified as “highly liquid.” The Report also reflected that the Fund’s portfolio is not concentrated in any particular issuer(s).

●

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: The Fund commenced operations during the Review Period, and primarily saw inflows. The Report reflected that all redemptions were met without any issues and, in light of the quality and nature of the securities held in the Fund’s portfolio, the Adviser does not anticipate any liquidity issues.

●

Holdings of cash and cash equivalents, as well as borrowing arrangements: The Report reflected that the Fund is generally fully invested, with a minimal amount of cash, but noted the highly liquid nature of the Fund holdings.

The Report concluded that: (i) the Program is reasonably designed to prevent violations of the Liquidity Rule; and (ii) the Program has been effectively implemented.

RED CEDAR SHORT TERM BOND FUND
SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
(Unaudited)

On August 14, 2020, a Special Meeting of Shareholders of the Red Cedar Short Term Bond Fund (the “Fund”), a series of Red Cedar Fund Trust (the “Trust”), was held for the purpose of voting on the following Proposal:

Proposal 1: To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Red Cedar Investment Management, LLC.

Shareholders of record on June 30, 2020 were entitled to vote on the Proposal. A total of 9,899,176 shares of the Fund were entitled to vote on the Proposal and a total of 9,876,087 shares were voted, representing 99.77% of total shares.

The votes cast with respect to the Proposal were as follows:

	Number of Shares
	For	Against	Abstain
Proposal 1	9,876,087	0	0

There were no broker non-votes.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Richard B. Kelly. Mr. Kelly is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements was $20,000 and $3,000 with respect to the registrant’s fiscal year ended October 31, 2020 and November 1, 2019.

(b)	Audit-Related Fees. No fees were billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning was $5,000 with respect to the registrant’s fiscal year ended October 31, 2020. The services comprising these fees are the preparation of the registrant’s federal and state income and federal excise tax returns.

(d)	All Other Fees. No fees were billed in the last fiscal year for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The registrant’s Audit Committee Charter states the following with respect to pre-approval policies and procedures:

Pre-Approval Requirements. Before the independent auditors are engaged by the Trust to render audit or non-audit services:

a.	The Audit Committee shall pre-approve all audit services and permissible non-audit services (e.g., tax services) provided to the Trust. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. Any decision of any member to whom authority is delegated under this section shall be presented to the full Audit Committee at the next regularly scheduled meeting of the Board of Trustees;*
b.	Pre-Approval of Non-Audit Services Provided to the Trust’s Investment Adviser and Certain Control Persons: The Audit Committee shall pre-approve any non-audit services proposed to be provided by the independent auditors to (a) the Trust’s investment adviser and (b) any entity controlling, controlled by, or under common control with such investment adviser that provides ongoing services to the Trust, if the independent auditors’ engagement with the investment adviser or any such control persons relates directly to the operations and financial reporting of the Trust. Any decision of any member to whom authority is delegated under this section shall be presented to the full Audit Committee at the next regularly scheduled meeting of the Board. It shall be the responsibility of the independent auditors to notify the Audit Committee of any non-audit services that need to be pre-approved.**

___________________________________

*	De Minimis Exceptions to Pre-Approval Requirements: Pre-approval for a service provided to the Trust other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to the independent auditors during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee prior to the completion of the audit.

**	Application of De Minimis Exception: The De Minimis exception set forth above applies to pre-approvals under section (b) as well, except that the “total amount of revenues” calculation is based on the total amount of revenues paid to the independent auditors by the Trust and any other entity for which services are approved under section (b) (i.e., the investment adviser or any control person).

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	Aggregate non-audit fees of $5,000 were billed by the registrant’s accountant for services rendered to the registrant with respect to the fiscal year ended October 31, 2020. No non-audit fees were billed in the last fiscal year by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Red Cedar Fund Trust

By (Signature and Title)*		/s/ David L. Withrow

David L. Withrow, President (Principal Executive Officer)

Date	January 6, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ David L. Withrow

David L. Withrow, President (Principal Executive Officer)

Date	January 6, 2021

By (Signature and Title)*		/s/ Theresa M. Bridge

Theresa M. Bridge, Treasurer (Principal Financial Officer)

Date	January 6, 2021

*	Print the name and title of each signing officer under his or her signature.